Exhibit 10.1

FIRST AMENDMENT TO LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”), dated as of December 11, 2015, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), the LENDERS (as defined in the Credit Agreement defined below) signing this Amendment, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Swingline Lender and in its capacity as Issuing Lender.

RECITALS

A.                                    The Borrower, the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender are parties to that certain Credit Agreement, dated as of February 21, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012, that certain Second Amendment to Credit Agreement, dated as of July 19, 2012, that certain Third Amendment and Limited Waiver to Credit Agreement and Second Amendment to Security Agreement, dated as of March 4, 2013, but effective as of December 7, 2012, that certain Lender Joinder Agreement, effective as of December 17, 2013, that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of December 22, 2014, that certain Fifth Amendment and Limited Waiver to Credit Agreement, dated as of May 28, 2015, that certain Limited Waiver and Sixth Amendment to Credit Agreement, dated as of June 30, 2015, and that certain Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Loan Documents, dated as of August 31, 2015 (as amended, the “Credit Agreement”).

B.                                    Prior to the execution and delivery of the Limited Waiver and Sixth Amendment to Credit Agreement, dated as of June 30, 2015 (the “Limited Waiver and Sixth Amendment to Credit Agreement”), the Borrower informed the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender that (i) the previously delivered audited financial statements for the Fiscal Year ending December 31, 2014 and accompanying Officer’s Compliance Certificate were incorrect, (ii) the representations set forth in Section 6.26 of the Credit Agreement regarding such financial statements and accompanying Officer’s Compliance Certificate were incorrect each time such representations were made and (iii) as a result of such incorrect financial statements, the Borrower had failed to keep proper books, records and accounts in accordance with Section 7.7 of the Credit Agreement.  The failure to keep proper books, records and accounts and the delivery of incorrect financial statements for the Fiscal Year ending December 31, 2014, together with an inaccurate Officer’s Compliance Certificate constituted a breach of Sections 6.26, 7.1(a), 7.2(a) and 7.7 of the Credit Agreement, and constituted Events of Default under Sections 9.1(c), (d) and (e) of the Credit Agreement (collectively, the “Original Known Existing Events of Default”).

C.                                    Pursuant to the Limited Waiver and Sixth Amendment to Credit Agreement, the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender agreed, among other things, to (i) temporarily waive the Original Known Existing Events of Default until August 31, 2015 subject to the terms and conditions of the Limited Waiver and Sixth Amendment to Credit Agreement and (ii) extend the period of time for the delivery of the restated audited financial statements for the Fiscal Year ending December 31, 2014 and related corrected Officer’s Compliance Certificate and for delivery of the quarterly financial statements for the Borrower’s fiscal quarters ended on or about March 29, 2015 and June 28, 2015 and accompanying Officer’s Compliance Certificates.

D.                                    Pursuant to the Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Loan Documents, dated as of August 31, 2015 (the “Limited Waiver and Seventh Amendment to Credit Agreement”), the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender agreed to (i) further temporarily waive the Original Known Existing Events of Default until January 29, 2016 subject to the terms and conditions of the Limited Waiver and Seventh Amendment to Credit Agreement and (ii) further extend the period of time for delivery of the restated audited financial statements for the Fiscal Year ending December 31, 2014 and related corrected Officer’s Compliance Certificate and for delivery of the quarterly financial statements for the fiscal quarters ended on or about March 29, 2015 and June 28, 2015 and related Officer’s Compliance Certificate, and (iii) amend certain provisions of the Credit Agreement and the other Loan Documents.

E.                                     In mid-September of 2015, the Borrower provided to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender the Borrower’s unaudited financial statements for the month ended on or about August 23, 2015.  Such financial statements showed that the Borrower’s Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about August 23, 2015 did not satisfy the Borrower’s covenant in Section 4(i) of the Limited Waiver and Seventh Amendment to Credit Agreement to achieve the required minimum amount of Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about August 23, 2015. The Borrower’s failure to achieve the required minimum Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about August 23, 2015 as required by Section 4(i) of the Limited Waiver and Seventh Amendment to Credit Agreement constituted a Waiver Termination Event (as defined in the Limited Waiver and Seventh Amendment to Credit Agreement) under the Limited Waiver and Seventh Amendment to Credit Agreement.  Pursuant to a letter dated September 22, 2015 from the Administrative Agent to the Borrower (the “September 22, 2015 Letter”), the Administrative Agent (i) notified the Borrower of such Waiver Termination Event, (ii) notified the Borrower that the temporary waiver of the Original Known Existing Events of Default and the Anticipated Events of Default (as defined in the Limited Waiver and Seventh Amendment to Credit Agreement) under the Limited Waiver and Seventh Amendment to Credit Agreement had terminated, and (iii) reserved all rights and remedies available under the Loan Documents or otherwise.

F.                                      On October 15, 2015, in response to the requirements of Section 4(e) of the Limited Waiver and Seventh Amendment to Credit Agreement, the Borrower provided certain revised, unaudited consolidated balance sheets and certain revised, unaudited consolidated income statements to the Administrative Agent, together with a certificate of Tim Howsman, as “Principal Financial Officer”, indicating that such financial statements continued to be subject to revision and indicating that the Borrower at that point was not able to provide a meaningful Officer’s Compliance Certificate.  These items delivered by the Borrower to the Administrative Agent did not satisfy the requirements of Section 4(e) of the Limited Waiver and Seventh Amendment to Credit Agreement which, among other things, required that the restated financial statements be “certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a consolidated and consolidating basis as of such date and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, together with the accompanying Officer’s Compliance Certificate.…”  The Borrower’s failure to comply with the requirements of Section 4(e) of the Limited Waiver and Seventh Amendment to Credit Agreement constituted an additional Waiver Termination Event under the Limited Waiver and Seventh Amendment to Credit Agreement.  In addition, the revised financial statements and related information provided on October 15, 2015 by the Borrower to the Administrative Agent indicated that (i) the previously delivered audited financial statements for the Fiscal Year ending December 31, 2013 and interim quarterly financial statements for periods during the Fiscal Year ending December 31, 2013 and accompanying Officer’s Compliance Certificates were incorrect, (ii) the representations set forth in Section 6.26 of the Credit Agreement regarding such financial statements and accompanying Officer’s Compliance Certificates were incorrect each time such representations were made and (iii) as a result of such incorrect financial statements, the Borrower had failed to keep proper books, records and accounts in accordance with Section 7.7 of the Credit Agreement.  The failure to keep proper books, records and accounts and the delivery of incorrect financial statements for the Fiscal Year ending December 31, 2013 and for interim periods during such Fiscal Year ending December 31, 2013, together with inaccurate Officer’s Compliance Certificates constituted a breach of Sections 6.26, 7.1(a), 7.2(a) and 7.7 of the Credit Agreement, and constituted additional Events of Default under Sections 9.1(c) and (d) of the Credit Agreement (the “Additional Known Existing Events of Default”) (which are in addition to the Original Known Existing Events of Default).  Such Additional Known Existing Events of Default also constituted additional Waiver Termination Events under the Limited Waiver and Seventh Amendment to Credit Agreement.  Pursuant to a letter dated October 16, 2015 from the Administrative Agent to the Borrower (the “October 16, 2015 Letter”), the Administrative Agent (i) notified the Borrower of such additional Waiver Termination Events identified above and the Additional Known Existing Events of Default identified above, (ii) notified the Borrower that the temporary waiver of the Known Existing Events of Default and the Anticipated Events of Default under the Limited Waiver and Seventh Amendment to Credit Agreement had terminated, and (iii) reserved all rights and remedies available under the Loan Documents or otherwise.

G.                                    On October 21, 2015, the Borrower provided to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender the Borrower’s unaudited financial statements for the month ended on or about September 27, 2015. Such financial statements showed that the Borrower’s Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about September 27, 2015 did not satisfy the Borrower’s covenant in Section 4(i) of the Limited Waiver and Seventh Amendment to Credit Agreement to achieve Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about September 27, 2015.  The Borrower’s failure to achieve the required minimum Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about September 27, 2015 as required by Section 4(i) of the Limited Waiver and Seventh Amendment to Credit Agreement constituted an additional Waiver Termination Event under the Limited Waiver and Seventh Amendment to Credit Agreement.  On October 26, 2015, the Administrative Agent notified the Borrower that, at the election of the Required Lenders as a result of the Original Known Existing Events of Default and the Additional Known Existing Events of Default, the Administrative Agent and the Required Lenders were imposing the default rate under Section 4.1(c) of the Credit Agreement on all Loans and other Obligations effective from and after October 26, 2015.  Pursuant to a letter dated October 27, 2015 from the Administrative Agent to the Borrower (the “October 27, 2015 Letter”), the Administrative Agent (i) notified the Borrower of such additional Waiver Termination Event identified above and memorialized the imposition of the default rate described above, (ii) reiterated to the Borrower that the temporary waiver of the Original Known Existing Events of Default and the Anticipated Events of Default under the Limited Waiver and Seventh Amendment to Credit Agreement had terminated, and (iii) reserved all rights and remedies available under the Loan Documents or otherwise.

H.                                   On November 20, 2015, the Borrower provided to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender the Borrower’s unaudited financial statements for the month ended on or about October 25, 2015. Such financial statements showed that the Borrower’s Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about October 25, 2015 did not satisfy the Borrower’s covenant in Section 4(i) of the Limited Waiver and Seventh Amendment to Credit Agreement to achieve Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about October 25, 2015.  The Borrower’s failure to achieve the required minimum Consolidated Adjusted EBITDA for the year-to-date period from January 1, 2015 through the month ended on or about October 25, 2015 as required by Section 4(i) of the Limited Waiver and Seventh Amendment to Credit Agreement constituted an additional Waiver Termination Event under the Limited Waiver and Seventh Amendment to Credit Agreement.

I.                                        The Borrower has requested that the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender agree to (i) reset and extend the temporary limited waiver under the Limited Waiver and Seventh Amendment to Credit Agreement by temporarily waiving the Waiver Termination Events identified in the September 22, 2015 Letter, the October 16, 2015 Letter and the October 27, 2015 Letter (collectively, such letters are herein referred to as the “Notice and Reservation of Rights Letters”) and in Recital H above, including the Events of Default resulting from the events that caused such Waiver Termination Events, and by temporarily waiving the Original Known Existing Events of Default, the Additional Known Existing Events of Default and the Anticipated Events of Default pursuant to the terms and conditions of the Limited Waiver and Seventh Amendment to Credit Agreement, as amended by this Amendment, and (ii) amending certain of the provisions of the Credit Agreement and the Limited Waiver and Seventh Amendment to Credit Agreement pursuant to the terms and conditions of this Amendment.

J.                                        The Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender are willing to agree to such requests of the Borrower subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender hereby agree as follows:

1.                                      DEFINITIONS.  All capitalized terms used in this Amendment (including in the Recitals to this Amendment) which are not expressly defined in this Amendment shall have the meanings given to them in the Credit Agreement or the Limited Waiver and Seventh Amendment to Credit Agreement, as applicable.

2.                                      AMENDMENT TO SECTION 1 OF THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT.  Section 1 of the Limited Waiver and Seventh Amendment to Credit Agreement is hereby amended by amending or adding, as applicable, the following definitions to read as follows:

“Anticipated Events of Default” means any Default or Event of Default arising from the Borrower’s anticipated failure to comply with the financial covenants set forth in Section 8.15(a) and Section 8.15(b) of the Credit Agreement for the Fiscal Years ending December 31, 2012, December 31, 2013 and December 31, 2014, each of the fiscal quarters ended within such Fiscal Years and the fiscal quarters ended on or about March 29, 2015, June 28, 2015, September 27, 2015 and December 31, 2015

“First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement” means that certain First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and Amendment to Other Loan Documents dated as of December 11, 2015, by and among the Borrower, the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender, and acknowledged and agreed to by each of the Subsidiary Guarantors.

“First Amendment to Limited Waiver Agreement Effective Date” means the date on which all of the conditions to the effectiveness of the First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement set forth in Section 12 of the First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement have been satisfied to the satisfaction of the Administrative Agent.

“Known Existing Events of Default” means, collectively, the Original Known Existing Events of Default, the Additional Known Existing Events of Default as defined in the Recitals to the First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement and the Events of Default resulting from the events that caused the Known Existing Waiver Termination Events.

“Known Existing Waiver Termination Events” means the existing Waiver Termination Events identified in Recitals E, F, G and H of the First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement.

“Limited Waiver Period” means the period of time commencing on August 31, 2015 and ending upon the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events).

“Stated Waiver Termination Date” means February 15, 2016.

“Waiver Termination Event” means the occurrence of any of the following events:

(a)                                 the Stated Waiver Termination Date;

(b)                                 a default or breach by the Borrower or any other Credit Party of any term, covenant or agreement under this Agreement (other than the Known Existing Waiver Termination Events), including, without limitation, any of the covenants contained in Section 4 of this Agreement;

(c)                                  an Event of Default occurs under the Credit Agreement or any of the other Loan Documents (other than the Known Existing Events of Default and the Anticipated Events of Default); or

(d)                                 the Administrative Agent becomes aware or determines that any Event of Default (other than the Known Existing Events of Default and the Anticipated Events of Default) had occurred and was existing as of the First Amendment to Limited Waiver Agreement Effective Date.

3.                                      ACKNOWLEDGMENTS OF THE BORROWER.  The Borrower hereby acknowledges and agrees as follows:

(a)                                 Recitals.  The Recitals to this Amendment are true and correct.

(b)                                 Loan Documents.  The Credit Agreement and the Limited Waiver and Seventh Amendment to Credit Agreement, each as amended by this Amendment, and each of the other Loan Documents are the legal, valid and binding agreements of each Credit Party which is a party thereto, enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditor’s rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding equity or at law.

(c)                                  Obligations.  As of the First Amendment to Limited Waiver Agreement Effective Date, the Obligations of the Credit Parties under the Loan Documents are not subject to any restriction, setoff, deduction, claim, counterclaim or defense of any kind or character whatsoever.

(d)                                 Outstanding Principal in respect of the Revolving Credit Loans and the L/C Obligations.  The outstanding principal balance of the Revolving Credit Loans and the L/C Obligations as of December 11, 2015 are as set forth on Schedule A attached to this Amendment and made a part of this Amendment.

4.                                      AMENDMENT TO SECTION 3 OF THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT.  Section 3 of the Limited Waiver and Seventh Amendment to Credit Agreement is amended in its entirety to read as follows:

3.                                      LIMITED WAIVER; MAKING OF LOANS AND L/C OBLIGATIONS DURING THE LIMITED WAIVER PERIOD.

(a)                                 Subject to the terms of this Agreement, the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender hereby temporarily waive the Known Existing Waiver Termination Events, the Known Existing Events of Default and the Anticipated Events of Default during the Limited Waiver Period.  During the Limited Waiver Period, the Lenders will make Revolving Credit Loans to the Borrower and the Issuing Lender will issue or extend Letters of Credit for the account of the Borrower provided, that (i) each of the conditions precedent to Extensions of Credit described in the Credit Agreement (other than the existence of the Known Existing Waiver Termination Events, the Known Existing Events of Default and the Anticipated Events of Default) have been satisfied, including the Borrower’s compliance with all terms and conditions of this Agreement, the Credit Agreement and the other Loan Documents and (ii) each request for an Extension of Credit is in strict compliance with the requirements of the Credit Agreement and this Agreement; provided, further, however, (A) the Borrower will not be permitted to borrow more than $70,000,000 in the aggregate principal outstanding amount at any time for all Revolving Credit Loans during the Limited Waiver Period (and the Credit Parties agree that the Lenders will have no obligation to make available Revolving Credit Loans in excess of $70,000,000); and (B) the Borrower will not be permitted to have more than $15,000,000 in L/C Obligations outstanding at any time during the Limited Waiver Period (and the Credit Parties agree that the Issuing Lender shall have no obligation to issue or extend any Letter of Credit if, after giving effect to such issuance or extension, the L/C Obligations would exceed $15,000,000); provided, however, that with respect to any issuance or extension of any Letter of Credit having an expiry date beyond the Revolving Credit Maturity Date, the Borrower will be required to provide to the Administrative Agent, as a condition precedent to issuance or extension of such Letter of Credit, cash collateral in an amount equal to 105% of the face amount of such Letter of Credit for deposit in a Controlled Account acceptable to the Administrative Agent as security for all reimbursement and other obligations related to such Letter of Credit and for and all other Secured Obligations.

(b)                                 This Agreement constitutes a temporary waiver of the Known Existing Waiver Termination Events, the Known Existing Events of Default and the Anticipated Events of Default for the limited period of time ending on the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events).  Upon the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events), each of the Known Existing Waiver Termination Events, each of the Known Existing Events of Default and each of the Anticipated Events of Default which has occurred prior to such Waiver Termination Event and any other Default or Event of Default which has occurred prior to such Waiver

Termination Event shall have occurred and shall continue to exist.  Except for the temporary limited waiver expressly provided by this Agreement, neither this Agreement, nor any action taken in accordance with this Agreement, or the Loan Documents, nor any correspondence, any oral or written communications, any making of any Loan, Letter of Credit or other Extension of Credit, any repayment of any Loan or other amount, any discussion of any forbearance, amendment, waiver or consent or any other action or omission on the part of the Administrative Agent, any Lender, the Swingline Lender or the Issuing Lender shall be, or shall construed to be, a waiver, modification or release of the Known Existing Waiver Termination Events, the Known Existing Events of Default, the Anticipated Events of Default or any other existing or future Defaults or Events of Default, as to which all rights and remedies of the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender shall continue at all times to be expressly reserved by the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender.

(c)                                  For the avoidance of doubt, the temporary limited waiver provided in this Agreement does not waive (i) the retroactive adjustment of the Applicable Margin for any prior period in which the Consolidated Total Leverage Ratio reported in any Officer’s Compliance Certificate is found to have been inaccurately reported or the Borrower’s obligation to pay additional interest and fees as a result of any such retroactive adjustment of the Applicable Margin, or (ii) the ability of the Administrative Agent and the Lenders to impose, and the obligation of the Borrower to pay, the additional default rate increment per annum required under Section 4.1(c) of the Credit Agreement for any prior period during which the Borrower was found to be in violation of any financial covenant set forth in Section 8.15 of the Credit Agreement.

(d)                                 The termination of the Limited Waiver Period granted under this Agreement upon the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events) shall not terminate, rescind or otherwise modify or affect any amendment or other change or modification in the Credit Agreement or in any of the other Loan Documents accomplished by this Agreement or any other term or provision of this Agreement.  The agreement to provide a temporary waiver of the Known Existing Waiver Termination Events, the Known Existing Events of Default and the Anticipated Events of Default for a limited period of time as set forth in this Agreement is for the limited purpose set forth in this Agreement and shall be limited to the precise meaning of the words as written in this Agreement.  Each of the Credit Parties acknowledges and agrees that the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender have no obligation to extend or renew the Limited Waiver Period or to grant any additional waiver to the Credit Parties.  Immediately upon the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events), each of the Known Existing Waiver Termination Events, each of the Known Existing Events of Default and each of the Anticipated Events of Defaults which occurred during the Limited Waiver Period and any other Default or Event of Default which has occurred prior to such Waiver Termination Event shall have occurred and shall continue to exist and all of the rights and remedies available to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender under the Credit Agreement and the other Loan Documents and at law, in equity or otherwise will be available to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender without restriction, limitation or modification of any kind, as if the temporary limited waiver under this Agreement had not occurred.

5.                                      AMENDMENT TO SECTIONS 4(e), 4(f), 4(g) AND 4(h) OF THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT.  Sections 4(e), 4(f), 4(g) and 4(h) of the Limited Waiver and Seventh Amendment to Credit Agreement are hereby respectively amended to read as follows:

(e)                                  Delivery of Restated Financial Statements.  The Borrower shall deliver to the Administrative Agent and the Lenders (x) on or before December 31, 2015, restated consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the close of the Fiscal Years ended December 31, 2012 (to the extent that the Borrowers and its auditors determine a restatement for such Fiscal Year is required), December 31, 2013 and December 31, 2014 and the consolidated and consolidating statements of income, retained earnings and cash flows as then known, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of such Fiscal Year and for the preceding Fiscal Year and prepared in accordance with GAAP, subject to any additional adjustment relating to the timing of revenue recognition for completed contracts related to the Borrower’s products businesses (Braden Construction Services, Inc., Braden Manufacturing, L.L.C., Braden Holdings, LLC, Braden-Europe BV and Koontz-Wagner Custom Controls Holdings, LLC) and except for any audit, goodwill or income tax adjustments, (y) on or before January 31, 2016, restated consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the close of the Fiscal Years ended December 31, 2012 (to the extent that the Borrowers and its auditors determine a restatement for such Fiscal Year is required), December 31, 2013 and December 31, 2014 and the consolidated and consolidating statements of income, retained earnings and cash flows, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of such Fiscal Year and for the preceding Fiscal Year and prepared in accordance with GAAP, certified by the principal financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a consolidated and consolidating basis as of such date and the results of operations of the Borrowers and its Subsidiaries for the respective periods then ended except for any audit, goodwill or income tax adjustments, together with the accompanying Officer’s Compliance Certificate required by Section 7.2(a) of the Credit Agreement with respect to such Fiscal Year and (z) on or before January 31, 2016, the restated consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the close of the fiscal quarters ended on or about March 29, 2015, June 28, 2015 and September 27, 2015 and the consolidated and consolidating statements of income, retained earnings and cash flows, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of each such fiscal quarter and for the fiscal quarters of the preceding Fiscal Year and prepared in accordance with GAAP, certified by the principal financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a consolidated and consolidating basis as of such dates and the results of operations of the Borrowers and its Subsidiaries for the respective periods then ended except for any audit, goodwill or income tax adjustments, together with the accompanying Officer’s Compliance Certificate required by Section 7.2(a) of the Credit Agreement.

(f)                                   [Intentionally Omitted].

(g)                                  Delivery of Officer’s Compliance Certificate for the Fiscal Months ended on or about August 23, 2015, September 27, 2015, October 25, 2015, November 22, 2015 and December 31, 2015.  Simultaneously with Borrower’s delivery of the monthly financial statements required under Section 7.1(e) of the Credit Agreement for the fiscal months ended on or about August 23, 2015, September 27, 2015, October 25, 2015, November 22, 2015 and December 31, 2015, the Borrower shall deliver to the Administrative Agent and the Lenders an Officer’s Compliance Certificate for such month.

(h)                                 Delivery of 2016 Projections.  On or before December 14, 2015, the Borrower shall provide to the Administrative Agent and the Lenders the business plan and operating capital budget of the Borrower and its Subsidiaries for the Fiscal Year commencing January 1, 2016 and ending December 31, 2016, such plan to be in form and detail reasonably acceptable to the

Administrative Agent and the Lenders and to be prepared in accordance with GAAP and to include, on a monthly basis, the following:  a monthly operating and capital budget, a projected monthly consolidated income statement, statement of cash flows and balance sheet, and a report containing management’s discussion and analysis of such budget with a reasonable disclosure of the key assumptions and drivers with respect to such budget, accompanied by a certificate from a Responsible Officer of the Borrower to the effect that such budget contains good faith estimates (utilizing assumptions believed by the Borrower to be reasonable at the time of delivery of such budget) of the financial condition and operations of the Borrower and its Subsidiaries for the period covered thereby.

6.                                      AMENDMENT TO SECTION 4(i) OF THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT.  Section 4(i) of the Limited Waiver and Seventh Amendment to credit Agreement is amended to read as follows:

(i)                                     Covenants Regarding Weekly Cash Receipts for the Borrower and its Subsidiaries and Weekly Ending Cash Balances for the Borrower and its Subsidiaries.  Borrower shall comply with each of the following covenants, in each case based upon the 13-week U.S. cash flow forecast provided by the Borrower to the Administrative Agent and the Lenders commencing with the 13-week U.S. cash flow forecast provided for the week ended on or about December 6, 2015 (the “Starting Week”):  (i) the weekly cash receipts of the Borrower and its Subsidiaries for the most recently ended week shall be not less than 75% of the projected cash receipts for such week, (ii) the ending cash balance for the Borrower and its Subsidiaries for any given week shall be not less than 80% of the projected cash balance for the Borrower and its Subsidiaries for such week, and (iii) the ending cash balance for the Borrower and its Subsidiaries for any given week shall be not less than the sum of the projected payroll of the Borrower and its Subsidiaries for the following week plus $1,000,000.  Simultaneously with the delivery of each 13-week U.S. cash flow forecast pursuant to Section 7.1(f) of the Credit Agreement, the principal financial officer or treasurer of the Borrower shall provide to the Administrative Agent and the Lenders a certificate which certifies whether or not the Borrower is in compliance with the provisions of this Section 4(i), in form and detail reasonably acceptable to the Administrative Agent.

7.                                      AMENDMENT TO SECTION 4(j) OF THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT.  Section 4(j) of the Limited Waiver and Seventh Amendment to Credit Agreement is amended to read as follows:

(j)                                    Engagement of a Consultant by Borrower.  Promptly, and in any event within 20 days after the First Amendment to Limited Waiver Effective Date, the Borrower shall engage (at the Borrower’s expense) a consultant reasonably acceptable to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender to assist the Credit Parties pursuant to an engagement agreement with a scope of services and terms and conditions reasonably acceptable to the Administrative Agent, the Lenders, the Swingline Lender and the Issuing Lender, which scope of services shall include, without limitation, a full operational assessment of all lines of business of the Borrower and its Subsidiaries.

8.                                      AMENDMENT TO SECTION 4 OF THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT.  Section 4 of the Limited Waiver and Seventh Amendment to Credit Agreement is hereby amended by adding the following new subsection (m) immediately following existing subsection (l):

(m)                             Weekly Account Receivables Report and Weekly Account Payables Report.  Simultaneously with the delivery of each 13-week U.S. cash flow forecast required by Section 7.1(f) of the Credit Agreement, the Borrower shall deliver to the Administrative Agent and the Lenders a weekly account receivables summary report for the week just ended and a weekly account payables summary report for the week just ended in form and detail reasonably acceptable to the Administrative Agent.

9.                                      AMENDMENTS TO CREDIT AGREEMENT.  From and after the First Amendment to Limited Waiver Agreement Effective Date, the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement shall be amended to read as follows:

“Applicable Margin” means (i) 8.50% with respect to LIBOR Rate Loans, (ii) 7.50% with respect to Base Rate Loans, and (iii) 0.75% with respect to the Commitment Fee.

10.                               TERMINATION OF IMPLEMENTATION OF THE DEFAULT INCREMENT.  Effective as of the First Amendment to Limited Waiver Agreement Effective Date, the default rate increment imposed from and after October 26, 2015 by the Required Lenders and Administrative Agent under Section 4.1(c) of the Credit Agreement shall be terminated for the period commencing on the First Amendment to Limited Waiver Agreement Effective Date; provided, however, the Administrative Agent and the Required Lenders reserve the right to implement the default rate increment of 3% under Section 4.1(c) of the Credit Agreement upon the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events) or upon the occurrence of any Event of Default (other than the Known Existing Events of Default or the Anticipated Events of Default at any time prior to the occurrence of a Waiver Termination Event (other than the Known Existing Waiver Termination Events)).

11.                               REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery of this Amendment, the Borrower represents and warrants that, as of the First Amendment to Limited Waiver Agreement Effective Date:

(a)                                 other than the representations and warranties with respect to the previously delivered financial statements for Fiscal Year 2012, Fiscal Year 2013, Fiscal Year 2014, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)                                 no event has occurred and is continuing which constitutes a Default or an Event of Default except for the Known Existing Events of Default and the Anticipated Events of Default and no event has occurred and is continuing which constitutes a Waiver Termination Event except for the Known Existing Waiver Termination Events;

(c)                                  (i) the Borrower and each other Credit Party has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and each other Credit Party, and (iii) each of the Limited Waiver and Seventh Amendment to Credit Agreement, as amended by this Amendment, the Credit Agreement, as amended by the Limited Waiver and Seventh Amendment to Credit Agreement, and the other Loan Documents, as amended by this Amendment, constitutes the legal, valid and binding obligations of the Borrower and the other Credit Parties party thereto, enforceable against the Borrower or such Credit Party, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d)                                 neither the execution, delivery and performance of this Amendment, nor the consummation of any transactions contemplated herein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to the Borrower or to any Credit Party, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e)                                  no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower and of each other Credit Party) is required for the execution, delivery or performance of this Amendment by the Borrower and the other Credit Parties.

12.                               CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective upon satisfaction of each of the following conditions precedent to the satisfaction of the Administrative Agent:

(a)                                 the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender;

(b)                                 the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and duly acknowledged and agreed to by each Subsidiary Guarantor;

(c)                                  the Administrative Agent shall have received counterparts of a supplement to the Security Agreement pursuant to which the Borrower and each Subsidiary Guarantor specifically grants to the Administrative Agent, as security for all of the Secured Obligations, a security interest in all of its commercial tort claims arising from, or related to, any inaccurate or incorrect financial statements of the Borrower and its Subsidiaries, duly executed by the Borrower and each Subsidiary Guarantor;

(d)                                 the Administrative Agent shall have received from the Borrower the payment of all costs and fees of the Administrative Agent which are unpaid and invoiced prior to the date of this Amendment, including those costs and fees related to travel costs and expenses, appraisals of real estate, appraisals of machinery and equipment, environmental reports, title insurance, legal fees and expenses and other out-of-pocket expenses;

(e)                                  the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

13.                               REFERENCE TO THE CREDIT AGREEMENT.

(a)                                 Upon the First Amendment to Limited Waiver Agreement Effective Date, each reference in the Credit Agreement to “this Agreement” or words of like import and each reference in any other Loan Document to the “Credit Agreement” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 Upon the First Amendment to Limited Waiver Agreement Effective Date, each reference in the Limited Waiver and Seventh Amendment to Credit Agreement to “this Agreement” or words of like import shall mean and be a reference the Limited Waiver and Seventh Amendment to Credit Agreement, as amended by this Amendment.

(c)                                  The Credit Agreement, the Limited Waiver and Seventh Amendment to Credit Agreement and the other Loan Documents, as amended by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed.

14.                               RELEASE.  As a material part of the consideration for the Administrative Agent, the Required Lenders, the Swingline Lender and the Issuing Lender entering into this Amendment, the Borrower and each Subsidiary Guarantor (collectively, the “Releasors”) agree as follows (the “Release Provision”):

(a)                                 The Releasors, jointly and severally, hereby release and forever discharge the Administrative Agent, the Swingline Lender, the Issuing Lender, each Lender and the Administrative Agent’s, the Swingline Lender’s, Issuing Lender’s and each Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents (collectively, the “Claims”), that Releasors may have or allege to have against any or all of the Lender Group and that arise from events occurring before the First Amendment to Limited Waiver Agreement Effective Date.

(b)                                 The Releasors agree not to sue any of the Lender Group nor in any way assist any other person or entity in suing the Lender Group with respect to any of the Claims released herein.  The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)                                  The Releasors acknowledge, warrant, and represent to Lender Group that:

(i)                                    The Releasors have read and understand the effect of the Release Provision.  The Releasors have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasors has read and considered the Release Provision and advised Releasors with respect to the same.  Before execution of this Agreement, the Releasors have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)                                The Releasors are not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  The Releasors acknowledge that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)                            The Releasors have executed this Amendment and the Release Provision thereof as a free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity.

(iv)                             The Releasors are the sole owners of the Claims released by the Release Provision, and the Releasors have not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d)                                 The Releasors understand that the Release Provision was a material consideration in the agreement of the Administrative Agent, Swingline Lender, Issuing Lender and each Lender to enter into this Amendment.

(e)                                  It is the express intent of the Releasors that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by the Releasors of any Claims released hereby against Lender Group.

(f)                                   If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

(g)                                 The Releasors acknowledge that they may hereafter discover facts in addition to or different from those that they now know or believe with respect to the Claims released herein, but the Releasors expressly shall have and intend to fully, finally and forever have released and discharged any and all such Claims.  The Releasors expressly waive any provision of statutory or decisional law to the effect that a general release does not extend to Claims that the releasing party does not know or suspect to exist in such party’s favor at the time of executing the release.

15.                               COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

16.                               SUBSIDIARY GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT.  By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to this Amendment, (b) acknowledges and agrees to any amendment to its obligations in respect of the Subsidiary Guaranty Agreement made pursuant to this Amendment, (c) acknowledges and agrees that its obligations in respect of the Subsidiary Guaranty Agreement and the Security Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (d) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement and the Security Agreement, and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement, the Security Agreement or any other Loan Documents or Obligations.

17.                               EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

18.                               GOVERNING LAW.  This Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

19.                               WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

20.                               HEADINGS.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

21.                               ENTIRE AGREEMENT.  THIS AMENDMENT IS A LOAN DOCUMENT.  THE LIMITED WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT AND THE CREDIT AGREEMENT, EACH AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Craig Holmes
Name:	Craig Holmes
Title:	SVP Finance

Signature Page to First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement
and Amendment to Other Loan Documents

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, the Issuing Lender and Lender

By:	/s/ Kristine B. Netjes
Name:	Kristine B. Netjes
Title:	Senior Vice President

Signature Page to First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement
and Amendment to Other Loan Documents

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ James P. Cecil
Name:	James P. Cecil
Title:	Vice President

Signature Page to First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement
and Amendment to Other Loan Documents

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/s/ Mitch Turknett
Name:	Mitch Turknett
Title:	Senior Vice President

Signature Page to First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement
and Amendment to Other Loan Documents

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Joseph T. Nash
Name:	Joseph T. Nash
Title:	Underwriting Senior Associate

Signature Page to First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement
and Amendment to Other Loan Documents

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
BRADEN MANUFACTURING, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
WILLIAMS GLOBAL SERVICES, INC.
KOONTZ-WAGNER CUSTOM CONTROLS
HOLDINGS LLC
TOG HOLDINGS, INC.
TOG MANUFACTURING COMPANY, INC.
GPEG, LLC
HETSCO HOLDINGS, INC.
HETSCO, INC.
GLOBAL POWER TECHNICAL SERVICES, INC.
BRADEN HOLDINGS, LLC
GLOBAL POWER PROFESSIONAL SERVICES INC.
BRADEN CONSTRUCTION SERVICES, INC.
STEAM ENTERPRISES LLC

By:	/s/ Erin Gonzalez
Name:	Erin Gonzalez
Title:	Vice President and Treasurer

Signature Page to First Amendment to Limited Waiver and Seventh Amendment to Credit Agreement
and Amendment to Other Loan Documents